Exhibit 10.8

                       AGREEMENT FOR CONVERTIBLE, SECURED
                                 LINE OF CREDIT

                                                                PHOENIX, ARIZONA
                                                                  APRIL 30, 2001

     THIS AGREEMENT, (the "AGREEMENT") effective April 30, 2001, is by, between and among Dyna-Cam Engine Corporation, f/k/a TSI Handling, Inc., a corporation organized under the laws of the State of Nevada ("MAKER") and Aztore Holdings, Inc., of Phoenix, Arizona, a corporation organized under the laws of the State of Arizona ("LENDER").

                                    RECITALS

     A. Maker is in the business of manufacturing and selling a unique, cam-drive, free piston engines initially intended for use in airplanes;

     B. Maker has authorized the issuance of up to six million shares of Series A convertible preferred stock bearing a cumulative dividend of 10% per annum (the "Series A Preferred stock");

     C. Make has sold more than 1,000,000 shares of Series A Preferred stock;

     D. Maker has entered into an agreement with Sunset Financial Services, Inc. ("SUNSET") to sell additional shares of Series A Preferred stock;

     E. Lender is willing to provide the additional financing needed by Maker up to $400,000 through a line of credit on a secured basis pursuant to the terms and conditions of this Agreement (the "LINE OF CREDIT") awaiting the sale of additional Series A Preferred stock;

     F. Lender may, at its option, join with other companies, institutions or individuals (the "PARTICIPATING LENDERS") to participate with Lender in order to provide the Line of Credit;

     G. A necessary precondition to the Lender entering into this Agreement is for the Maker to execute this Agreement, a Security Agreement granting a security interest in favor of the Lender in all personal property owned by Maker (the "SECURITY AGREEMENT"), a UCC-1 Financing Statement, an amendment to the Sunset Selling Agreement and a "RIGHTS AGREEMENT" concerning the naming of members of the Makers' Board of Directors (collectively referred to hereinafter as the "LOAN DOCUMENTS").

     In consideration of the above recitals, the following representations, warranties, covenants and conditions, and other good and valuable consideration, the receipt of which is acknowledged, the parties agree as follows:

Line of Credit Agreement between Dyna-Cam and Aztore
Effective Date April 30, 2001; page 2 of 17


                                   SECTION ONE
              REPRESENTATIONS, WARRANTIES AND AFFIRMATIVE COVENANTS

     Maker represents, warrants, and covenants that:

     (1) Maker has been duly incorporated and organized and is existing as a corporation in good standing under the laws of its jurisdiction of incorporation and is duly qualified and in good standing as a foreign corporation in those jurisdictions where the conduct of its business or the ownership of its properties requires qualification; Maker has the power and authority to own the property that shall serve as collateral for all of the advances and loans made by Lender to Maker (the "COLLATERAL"), pursuant to this Agreement and any Secured Promissory Note, to enter into and perform this Agreement, and any other document or instrument delivered in connection herewith.

     (2) Except for liens specified in the Maker's Financial Statements, attached hereto, Maker has good title to the Collateral and is the legal and beneficial owner thereof and Maker warrants and will, at its own expense, defend Lender's security interest in and to the Collateral against the claims of any other person; Maker has not otherwise assigned, transferred or granted a security interest in the Collateral or any right or interest therein which remains in force except to Lender or an affiliate of Lender; and has not executed any other instrument, and is not subject to any restriction, which might prevent or limit Lender from enjoying the benefits of this Agreement;

     (3) Maker will not further assign, transfer or grant or suffer to exist a security interest in the Collateral or any other right, encumbrance, charge or other interest therein, except to Lender or an affiliate thereof or in connection with a transaction as a result of which the Line of Credit and any other amounts due and owing to Lender or its nominee are repaid in full and the Line of Credit Terminated;

     (4) This Agreement has been duly authorized, executed and delivered, constitutes the valid and binding obligation of Maker and is enforceable in accordance with its terms;

     (5) Maker will promptly (but not later than three days after receipt thereof) deliver to Lender copies of all written notices received with respect to the Collateral;

     (6) Maker shall execute, acknowledge, deliver, record and file such further instruments and do such further acts (including delivery of financing statements) as Lender in its sole and absolute judgment deems necessary, desirable or proper to carry out the purposes of this Agreement and to subject to the security interest created hereby any property intended to be covered hereby;

     (7) No event has occurred (including, specifically, Maker's execution, delivery of and performance under this Agreement) which will violate, constitute (with notice and/or lapse of time) a default under, or result in the imposition of any lien or other encumbrance upon, the Collateral pursuant to the terms of
(i) any judgment, decree, order, statute, ordinance, or regulation applicable to Maker or any of the Collateral or (ii) any other contract or agreement to which Maker is a party or by which its assets are bound;

Line of Credit Agreement between Dyna-Cam and Aztore
Effective Date April 30, 2001; page 3 of 17


     (8) Maker is fully familiar with all the terms and conditions of this Agreement;

     (9) Maker utilizes the trade name "Dyna-Cam" in the conduct of its business, and except as disclosed in the financial statements and the Private Placement Memorandum dated December 7, 2000 (the "PPM") and in the Form 10-SB filed with the SEC on December 6, 2000 (the "FORM 10") has not changed its name, been the surviving entity in a merger, acquired any business, or changed the location of its chief place of business or chief executive office disclosed herein as Maker's Address or the location of its records with respect to Receivables, as that term is defined in the Security Agreement, the location of any returns of Inventory, as that term is defined in the Security Agreement, the location of any of the Inventory, the location of the Equipment, as that term is defined in the Security Agreement, and the location of any records and documents regarding the General Intangibles, as that term is defined in the Security Agreement;

     (10) Maker currently maintains casualty insurance coverage on the Collateral in such amounts and of such types as may be requested by Lender, and in any event, as are ordinarily carried by similar businesses; and, in the case of all policies insuring property in which Maker shall have a security interest of any kind whatsoever, all such insurance policies shall provide that the proceeds thereof shall be payable to Lender as the loss payee. All said policies or certificates thereof, including all endorsements thereof and those required hereunder, shall be deposited with Lender; and such policies shall contain provisions that no such insurance may be canceled or decreased without thirty
(30) days prior written notice to Lender; and in the event of acquisition of additional insurable Collateral, Maker shall cause such insurance coverage to be increased or amended in such manner and to such extent as prudent business judgment would dictate. If Maker shall at any time or times hereafter fail to obtain and/or maintain any of the policies of insurance required herein, or fail to pay any premium in whole or in part relating to any such policies, Lender may, but shall not be obligated to obtain and/or cause to maintained insurance coverage with respect to the Collateral, including, at Lender's option, the coverage provided by all or any of the policies of Maker and pay all or any part of the premium, therefor, without waiving any Event of Default by Maker, and any sums so disbursed by Lender shall be additional amounts due and payable by Maker to Secured Party under the terms of this Agreement. Lender shall have the right to settle and compromise any and all claims under any of the policies required to be maintained by Maker hereunder and Maker hereby appoints Lender as its attorney-in-fact, with power to demand, receive and receipt for all monies payable thereunder, to execute in the name of Maker or Lender or both any proof of loss, notice, draft or other instruments in connection with such policies or any loss thereunder and generally to do and perform any and all acts as Maker, but for this appointment, might or could perform;

     (11) Maker will permit Lender, through its authorized attorneys, accountants and representatives, access to all of its business premises and offices to inspect and examine the Collateral and the books, accounts, records, ledgers and assets of every kind and description of Maker with respect thereto at all reasonable times;

Line of Credit Agreement between Dyna-Cam and Aztore
Effective Date April 30, 2001; page 4 of 17


     (12) The capital structure of Maker and the owners of any class of capital stock of Maker are as set forth in the PPM and the Form 10;

     (13) The Maker has not filed and has not had filed against it a petition for relief under Title 11 of the United States Code;

     (14) Maker has paid and is current on all payroll taxes and all taxes or assessments levied and assessed or imposed upon its property or income as well as all claims which, if unpaid, might by law become a lien or charge upon its property or income;

     (15) Maker will furnish to Lender a consolidated profit and loss statement and statement of surplus of the Maker and any subsidiaries, all in conformance with GAAP, for each year of Maker's operations and for each month that this Agreement is in force and a consolidated balance sheet for the Maker and any subsidiaries, all in conformance with GAAP, as of the last day of each fiscal year of its operations and for each month that this Agreement is in force. All such financial statements and balance sheets shall be properly footnoted to the satisfaction of Lender and each such financial statement shall be certified as correct by the Chief Executive Officer of Maker;

     (16) Maker will furnish to Lender such additional financial statements and such data and information concerning the financial condition of Maker as may reasonably be requested by Lender, including but not limited to a detailed monthly listing of inventory, accounts payable, accounts receivable and an eight week cash forecast by week; and

     (17) Maker will not, without the prior written permission of Lender, pay any amounts to Patricia J. Wilks and Dennis C. Palmer other than those amounts due as compensation under those persons employment contracts.

                                   SECTION TWO
                                 AMOUNT OF LOAN

     Until further notice, and on the condition that Maker not be in default with respect to any of the terms of this Agreement, or with respect to any outstanding note evidencing any advance made under this Agreement, Lender will make available to Maker the Line of Credit not to exceed Four Hundred Thousand Dollars ($400,000.00) and, if Lender, at its option and in its sole discretion, decides to loan amounts to Maker in excess of the amount of the Line of Credit. In the event that Lender does obtain Participation Loan Agreements with Participating Lenders, Lender shall serve as the agent (the "AGENT") for those Participating Creditors.

Line of Credit Agreement between Dyna-Cam and Aztore
Effective Date April 30, 2001; page 5 of 17


                                  SECTION THREE
                                  TERMS OF LOAN

     (1) Maker may from time to time request Lender to loan or advance amounts to Maker and Lender shall make such loan or advance up to the amount of the Line of Credit, provided Section Five below has been complied with by Maker. Maker shall use all proceeds from such loans or advances pursuant to the Use of Proceeds Exhibit referenced in Section Five-B. Lender may waive any of the conditions set forth in Section Five in its sole discretion. Lender is not required, but may decide at its discretion, to make such loan or advance to Maker if Maker has satisfied the conditions and met the benchmarks set forth below. In the event that Lender elects to make such loan or advance, at the time of each such borrowing Maker shall execute and deliver to Lender a new Secured Promissory Note payable to Lender in order to evidence each such new loan or advance (the "SECURED PROMISSORY NOTE(S)"). Each Secured Promissory Note shall be in the form of Exhibit "A" hereto, with blanks suitably filled, shall be dated the date of the borrowing and shall mature on or before October 31, 2001. Such note may be extended as provided below. All amounts advanced or loaned by Lender hereunder and under each Secured Promissory Note shall bear interest from the date the funds are advanced (the "FUNDING DATE") until paid at the rate of twelve percent (12%) per annum (the "STATED RATE"), however, in the event that applicable law may limit the amount of interest that may be charged under this Agreement and the Secured Promissory Notes, the Stated Rate shall be at the highest rate allowed by applicable law. Interest shall be calculated on the basis of a 360 day year consisting of twelve 30 day months. All amounts are payable in lawful money of the United States. Interest under each Secured Promissory Note shall accrue at the Stated Rate beginning on the Funding Date. All unpaid principal, interest and other amounts payable in connection with the Notes shall be due and payable on October 31, 2001 (the "LOAN MATURITY"), however, either at its sole option and in the exercise of its discretion or if Maker has met the "REQUIRED GOALS," as herein after defined, Lender may extend the date for the Loan Maturity for one 180 day period.

     (2) Required Goals. The Required Goals are attached hereto as Exhibit B.

     (3) Required Repayment. The Maker will reduce the Loan by 50% of new equity investment received.

     (4) Additional Negative Covenants.

          (i)  No other loans or liens;

          (ii) No change of management;

                                  SECTION FOUR
                            TERMINATION OF AGREEMENT

     This Agreement, each of the Loan Documents and each of the other related agreements, documents and instruments executed or entered into in connection herewith or therewith, and the rights and obligations of each of the parties hereunder and thereunder shall terminate and be of no further force or effect, with the exception of the rights granted to Lender pursuant to the terms of the Rights Agreement, on the earlier of (a) the date that all amounts due and owing under this Agreement and/or each of executed Secured Promissory Notes or any of the other Loan Documents, including but limited to principal, interest, late charges, fees, costs or penalties have been paid in full to Lender (the

Line of Credit Agreement between Dyna-Cam and Aztore
Effective Date April 30, 2001; page 6 of 17


"TERMINATION DATE"). Upon such termination, Lender shall (and Lender shall cause its nominees, other loan participants and any affiliates that have any rights under this Agreement or any of the Loan Documents to) execute, acknowledge, deliver, record and/or file any and documents, releases, termination of security interest statements and the like, execute, deliver, record and/or file such documents of reassignment, reconveyance and the like, and take any and all actions reasonably requested by Maker as may be necessary or advisable to release all security interests, liens, charges and the like on the assets of Maker, any securities of Maker or which otherwise arise under or with respect to this Agreement, the Loan Documents or any such related agreements, documents or instruments.

                                  SECTION FIVE
                        CONDITIONS FOR LOANS AND ADVANCES
                               AND USE OF PROCEEDS

     It is specifically understood and agreed that Lender will only make loans and advance funds to Maker if Maker satisfies the following conditions and meets the following benchmarks:

A. CONDITIONS.

     (1) Maker is not in default under the terms and conditions of this Agreement or any of the other Loan Documents as defined above;

     (2) No condition exists which, but for the giving of notice or the lapse of time or both, would constitute a default under the terms and conditions of this Agreement or any of the other Loan Documents as defined above;

     (3) The Maker has not filed and has not had filed against it a petition for relief under Title 11 of the United States Bankruptcy Code;

     (4) The Maker utilized all funds from prior advances or loans made by Lender in the manner set forth below;

     (5) The Maker will furnish to Lender a consolidated profit and loss statement and statement of surplus, all in conformance with GAAP, of the Maker and any subsidiaries for each year of Maker's operations within sixty (60) days of the execution of this Agreement and for each month that this Agreement is in force and a consolidated balance sheet, in conformance with GAAP, for the Maker and any subsidiaries as of the last day of each fiscal year of its operations and for each month that this Agreement is in force. All such financial statements and balance sheets shall have been properly footnoted to the satisfaction of Lender and each such financial statement shall have been certified as correct by the Chief Executive Officer of Maker;

     (6) The Maker has furnished to Lender such additional financial statements and such data and information concerning the financial condition of the Maker as may reasonably be requested by Lender, including but not limited to a detailed monthly listing of inventory, accounts payable, accounts receivable and an eight week cash forecast by week;

Line of Credit Agreement between Dyna-Cam and Aztore
Effective Date April 30, 2001; page 7 of 17


     (7) All property belonging to or leased by Maker is insured against loss or damage to the extent and against the risks that similar property is usually insured by other companies engaged in the same business and will cause any subsidiaries so to do and all insurance policies of Maker name Lender as the "loss payee";

     (8) Maker has paid and is current on all payroll taxes and is current on all payroll taxes all taxes or assessments levied and assessed or imposed upon its property or income as well as all claims which, if unpaid, might by law become a lien or charge upon its property or income; and.

     (9) Maker has permitted Lender, through its authorized attorneys, accountants and representatives, reasonable access to all of its business premises and offices to inspect and examine the Collateral and the books, accounts, records, ledgers and assets of every kind and description of Maker.

B. USE OF PROCEEDS.

     Maker shall use all funds and proceeds from all advances and loans by Lender to Maker hereunder only in the manner set forth in Exhibit "C" hereto, (the "BUDGET").

                                   SECTION SIX
                               SECURITY FOR LOANS

     All funds advanced or loaned to Maker by Lender including all amounts evidenced by any and all Secured Promissory Notes as having been loaned or advanced by Lender to Maker are secured by collateral pursuant to a security agreement of even date herewith for the benefit of Lender (the "SECURITY AGREEMENT"), and a limited guarantee. Such instruments and documents, together with any other instruments and documents evidencing or securing the indebtedness evidenced by this Agreement and any Secured Promissory Notes, are referred to herein as the "SECURITY DOCUMENTS". In the event of any inconsistency between the terms of this Agreement, any Secured Promissory Note and any of the Security Documents, the terms of this Agreement shall control; however, this provision shall not be deemed to limit, abrogate, restrict or impair any provision in any one or more of the Security Documents which provides for more extensive or expansive obligations, requirements or restrictions by or upon Maker or more extensive or expansive rights or remedies of Lender, than are contained in this Agreement.

                                  SECTION SEVEN
                          CONVERSION OF DEBT INTO STOCK

A. CONVERSION RIGHTS.

     The Lender shall have the option and may, in the sole exercise of its discretion, elect to convert all or a portion of the outstanding balance of all loans and advances made by Lender to Maker under this Agreement, the Secured Promissory Notes and any other instrument or transaction between Lender and

Line of Credit Agreement between Dyna-Cam and Aztore
Effective Date April 30, 2001; page 8 of 17


Maker into such shares of Maker's Series A Preferred stock, at $1.00 per share (the "CONVERSION PRICE"). In the event that Lender elects to exercise its option to convert its debt into such securities, Lender shall deliver a notice of its election to convert (the "CONVERSION NOTICE") to Maker at the address set forth herein within ten business days from the receipt of the payoff of all Notes hereunder and a Termination Notice. Within seven days following the date of the Conversion Notice, Maker shall issue to Lender such Conversion Shares that shall be equal to the aggregate dollar amount of principal and interest elected for conversion divided by the Conversion Price as may be adjusted from time to time as provided herein, and shall deliver to Lender a certificate evidencing the ownership by Lender or its nominee of such securities of Maker. Lender or its nominee, which shall be entitled to receive securities of Maker upon conversion under this Section, shall be treated for all purposes as having become the record holder or holders of such securities such time; provided, however, that no such surrender on any date when the stock transfer books of Maker shall be closed shall be effective to constitute such conversion as the record holder or holders of such securities on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such securities as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open. In addition, in the event that Maker issues any warrants to purchase securities to any agents for the seller of or finders of purchasers for its Conversion Shares then Maker will issue to Lender, upon conversion, an equal percentage of warrants related to the amount of debt converted by Maker.

B. TERM OF THE CONVERSION RIGHTS.

     1. Partial Payment/Partial Conversion. If Maker, at any time, tenders payment of an amount which is less than the full amount due to Lender (a "PARTIAL PAYMENT"), then Lender may exercise its right to convert the amount of debt represented by such Partial Payment for a period of ten business days after any such Partial Payment has been received by Lender by serving Maker with a Conversion Notice stating the portion of the debt for which Maker has tendered Partial Payment plus any additional amounts due and owing from Maker to Lender which Lender is electing to convert. In the event that Lender does not timely serve Maker with such a Conversion Notice, the Partial Payment shall be deemed accepted, the aggregate amount of the debt due and owing to Lender by Maker shall be reduced by the amount of such Partial Payment and the portion of Lender's conversion rights as would relate to the amount of debt reduced by such partial Payment shall terminate. All remaining conversions rights of Lender (the right to convert the remaining balance of the debt due to Lender) shall be unaffected by such Partial Payment.

     2. After Termination Date. The conversion rights granted herein to Lender shall continue and be in full force and effect and Lender may exercise all or a portion thereof until 10 business days after the occurrence of the Termination Date. In the event that Maker tenders payment to Lender of all amounts due and owing under this Agreement and/or each of executed Secured Promissory Notes or any of the other Loan Documents ("FULL PAYMENT"), Lender may elect to convert all or a portion of the amount of the debt for which Maker has tendered payment by serving Maker with a Conversion Notice as set forth above. In the event that Lender does not timely serve Maker with such a Conversion Notice, the Full Payment shall be deemed accepted, the aggregate amount of the debt due and owing to Lender by Maker shall be reduced by the amount of such Full Payment and the all of Lender's conversion rights shall terminate.

Line of Credit Agreement between Dyna-Cam and Aztore
Effective Date April 30, 2001; page 9 of 17


                                  SECTION EIGHT
                            LENDER'S AND AGENT'S FEES

     As further consideration and inducement for Lender to provide and hold the Line of Credit available to Maker, Maker will issue to Lender within ten (10) days of the first Note advance Sixty Thousand (60,000) shares of Series A Preferred Stock.

                                  SECTION NINE
                               ADDITIONAL INTEREST

     As further consideration for Lender's Loans under this Agreement, the Series A Preferred shares in Section Eight shall also be additional interest. In the event the Line of Credit is extended past October 31, 2001, there shall be no additional interest or commitment fee payable in stock or otherwise.

                                   SECTION TEN
               EVENTS OF DEFAULT AND LENDER'S RIGHTS AND REMEDIES

     The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" hereunder:

     (A) Nonpayment of principal, interest or any other amount when due under this Agreement or any of the Secured Promissory Notes;

     (B) Failure to perform any duty or obligation of Maker under this Agreement or to pay any sum due or otherwise advanced under this Agreement, any of the Secured Promissory Notes, any Security Document or any other default by Maker thereunder;

     (C) The adjudication of the Maker or any Guarantor as a bankrupt or insolvent, or entry of any order appointing a receiver or trustee for the Maker or any Guarantor or for all or any of their property, or the vote or the decision by the Maker's Board of Directors, shareholders or officers or the entry of an order approving a petition seeking relief for Maker or any Guarantor or other similar relief under Title 11 of the United States Bankruptcy Code or other similar laws of the United States of America or any other competent jurisdiction, or the filing by or against Maker or any Guarantor of a petition seeking any of the foregoing or consenting to any of the foregoing, or the filing of a petition to take advantage of any Maker's act, or making a general assignment for the benefit of creditors, or the admission in writing by Maker or any Guarantor of its inability to pay its debts as they become due;

     (D) The failure of Maker to use any portion of the funds advanced or loaned by Lender in the manner set forth above in Section Three;

Line of Credit Agreement between Dyna-Cam and Aztore
Effective Date April 30, 2001; page 10 of 17


     (E) Any material representation or warranty made by Maker to Lender in connection with or pursuant to this Agreement is false in any material respect on the date as of which it was made or becomes false in any material respect;

     (F) Maker or the Guarantors default in the performance or observance of any of the other Loan Documents or Security Documents;

     (G) The failure of Maker to pay any taxes, including payroll taxes, when due to any governmental entity;

     (H) If Maker pays, other than as required under contract, any amounts to Patricia J. Wilks or Dennis C. Palmer, without the prior written permission of Lender, on account of (i) any loans made to Maker; or (ii) any unpaid or deferred compensation owed by Maker.

     (I) The occurrence of any of the Events of Default as defined and set forth in the Security Agreement, any of the Secured Promissory Notes or any of the other Loan Documents.

     Upon the occurrence of an Event of Default or Maker otherwise fails to perform any of its duties, covenants, undertakings and responsibilities contained herein or in any of the other Loan Documents, Lender shall provide to Maker a written Notice of Default at the address set forth herein and provide to Maker a period of seven (7) business days from the date of the Notice of Default in order to cure all defaults under this Agreement and/or any of the other Loan Documents. If any such defaults remain uncured as of the close of business on the seventh business day following the date of the Notice of Default: (i) the unpaid principal balance, and accrued unpaid interest and all other amounts due or otherwise advanced under this Agreement, all of the Secured Promissory Notes and/or the Security Documents shall automatically without notice bear interest at a rate equal to eight (8) percentage points above the "prime rate" of interest charged by Wells Fargo Bank to large business borrowers in Arizona, as announced by that bank from time to time, per annum (the "DEFAULT RATE"), however, in the event that applicable law may limit the amount of interest that may be charged under this Agreement and the Secured Promissory Notes, such Default Rate shall be at the highest rate allowed by applicable law, until the default has been cured, at which time interest shall again accrue at the Stated Rate; (ii) the whole sum of principal, accrued interest and all other amounts due under this Agreement, the Secured Promissory Notes and/or the Security Documents may, at the option of the Lender, its nominee and any holder of any of the Secured Promissory Notes, be declared due and payable, with interest thereon to accrue at the Default Rate from the date of the Event of Default until the Event of Default has been cured at which time interest shall again accrue at the Stated Rate; and (iii) the Lender may exercise any of the rights and remedies contained herein, in any of the Secured Promissory Notes, in the Security Agreement or in any of the other Loan Documents.

     The rights or remedies of Lender as provided in this Agreement, the Secured Promissory Notes and the Security Documents shall be cumulative and concurrent, and may be pursued singly, successively, or together against Maker, any guarantor hereof and any other funds, property or security held by Lender for payment hereof or otherwise at the sole, absolute and uncontrolled discretion of

Line of Credit Agreement between Dyna-Cam and Aztore
Effective Date April 30, 2001; page 11 of 17


Lender. No single or partial exercise of any power hereunder or under any Security Document securing this Agreement and the Secured Promissory Notes or any guaranty shall preclude other or further exercise of such power or the exercise of any other right, remedy or power. The Lender, its nominee and/or the holder of any of the Secured Promissory Notes shall at all times have the right to proceed against any portion of the security in such order and in such manner as the holder may elect, without waiving any rights with respect to any other security. Neither (i) the acceptance by Lender, its nominee or the holder of any of the Secured Promissory Notes of any payment in an amount less than payment in full of the amount due and payable at the time of such payment, nor (ii) any delay or omission on the part of the holder hereof in exercising any right, remedy or power hereunder, shall operate as a waiver by the holder of the right to exercise any right, remedy or power at the time or at any subsequent time, or nullify any prior exercise of a right, remedy or power.

     Maker acknowledges and agrees that it is impractical and extremely difficult to fix in advance the actual damages incurred by Lender, its nominee and/or the holder of any of the Secured Promissory Notes if the required payments are not made at Loan Maturity, due to the fact that (i) interest rates and administrative costs fluctuate, (ii) it is impossible to predict how long a default will continue, and (iii) the economic cost of ascertaining actual damages in each instance of default would be excessive in relation to the actual damages sustained. Therefore, Maker agrees to pay to Lender, its nominee and/or the holder of any of the Secured Promissory Notes a late charge equal to eight percent (8%) of the aggregate amount of principal plus interest due and owing at Loan Maturity on the date that is thirty days after Loan Maturity if all amounts due and owing to Lender, its nominee and/or any holder of any Secured Promissory Note under this Agreement and all of the Secured Promissory Notes are not paid in full at Loan Maturity. Maker further agrees to pay to Lender, its nominee and/or the holder of any of the Secured Promissory Notes an additional late charge equal to five percent (5%) of the aggregate amount of principal plus interest due and owing at Loan Maturity on each successive thirtieth day following Loan Maturity if all amounts due and owing to Lender under this Agreement and all of the Secured Promissory Notes are not paid in full prior to that date. Said late charges are intended as liquidated damages in lieu of actual damages and not as a penalty. Maker agrees that said late charge represents a fair and reasonable estimate of the average compensation for the actual economic loss sustained because of a default in payment. All late charges shall be due and payable, without further notice, on each successive thirty day anniversary of the Loan Maturity. Late charges are in addition to any interest charged at the Default Rate. However, in the event that applicable law may limit the amount of late charges or the aggregate amount of late charges plus interest that may be charged under this Agreement and the Secured Promissory Notes, such late charges shall be at the highest rate allowed by applicable law.

     Notwithstanding the foregoing, the Lender, its nominee and/or any holder of any Secured Promissory Note shall not be obligated to accept any delinquent payment, nor shall acceptance of any delinquent payment or any late charges prejudice Lender's, its nominee's or any holder's right to collect any other amounts under this Agreement or any Secured Promissory Note, to declare a default under or to accelerate this Agreement or any of the Secured Promissory
Note in the event of any subsequent Event of Default or to exercise any other rights or remedies provided herein or by law. Acceptance of any delinquent payment without the applicable late charge shall not be deemed a waiver of the

Line of Credit Agreement between Dyna-Cam and Aztore
Effective Date April 30, 2001; page 12 of 17


right to collect that or any subsequent late charge. Acceptance of late charge and/or default interest payments will be made "without prejudice" and with explicit reservation of all rights - this notification to that effect being intended in lieu of specific notification being set out on a check or other instrument by which a payment may be tendered and regardless of what notations on Maker's part may accompany any tendered payment. Specifically this means that partial payment of amounts due and payable does not, and will not, accomplish a reinstatement of this Agreement or any Secured Promissory Note, unless Maker and Lender have a specific written understanding to allow reinstatement on that basis. Such payments will simply reduce the accelerated balance owing. Any such payment, if accepted, will be retained without prejudice to Maker's right to proceed.

     All payments on this Agreement and any of the Secured Promissory Notes shall be applied first to late charges and any costs, added charges or advances made by Lender, its nominee or any holder of any of the Secured Promissory Notes under the terms of any of the Security Documents, then to discharge all interest including Default Interest due on the unpaid principal balance hereof, and the remainder shall be applied to the reduction of the principal balance.

     Maker (i) waives all applicable exemption rights, whether under the state constitution, homestead laws or otherwise, (ii) waives diligence, presentment, protest and demand and also notice of protest of demand, of nonpayment, of dishonor and of maturity and also recourse to suretyship defenses generally, marshaling of assets, laches, estoppel and equitable defenses generally, and
(iii) waives offset rights against the debt evidenced by this Note.

     Maker agrees to pay all costs of collection, including reasonable attorney's fees and all costs of suit, in the Event of Default hereunder.

                                 SECTION ELEVEN
                           AMENDMENT AND MODIFICATION

     This Agreement and the Secured Promissory Notes may not be amended, modified or changed, nor shall any waiver of any provision hereof be effective, except only by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought; provided, however, that this paragraph shall in no way be a limitation on the provisions of the consents and waivers set forth above.

                                 SECTION TWELVE
                  SEVERABILITY, ENFORCEABILITY AND CONSTRUCTION

     Each provision of this Agreement is intended to be severable. Maker and Lender further intend and believe that each provision in this Agreement and each of the Secured Promissory Notes complies with all applicable local, state and federal laws and court decisions. However, if any provision or provisions in this Agreement or any of the Secured Promissory Notes is or are found by a court of law to be in violation of an applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion or provision(s) of this Agreement or any

Line of Credit Agreement between Dyna-Cam and Aztore
Effective Date April 30, 2001; page 13 of 17


Secured Promissory Note to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of Maker that such portion, provision(s) shall be given full force and effect to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Agreement and such Notes shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision(s) are not contained herein, and that the rights, obligations and interests of the Maker and the holder hereof under the remainder of this Agreement and such Notes shall continue in full force and effect.

                                SECTION THIRTEEN
                                 ADDITIONAL SUMS

     All fees, additional interest, charges, points, loan origination fees, goods, things in action or any other sums or things of value, including any compensating balance requirements or other contractual obligations (collectively, the "ADDITIONAL SUMS") paid by Maker to Lender, whether pursuant to this Agreement or any Secured Promissory Note or otherwise with respect to the indebtedness evidenced hereby, or with respect to the Security Agreement securing this Agreement and the Secured Promissory Notes, or any other Security Document, which, under the law of the State of Arizona may be deemed to be interest with respect to such indebtedness, shall, for the purpose of any laws of the State of Arizona which may limit the maximum rate of interest to be charged with respect to such indebtedness, be payable by Maker as, and shall be deemed to be, additional interest, and for such purposes only, the agreed upon and contracted for rate of interest shall be the sum of the Stated Rate or the Default Rate, as applicable, plus the rate of interest resulting from the Additional Sums being considered as interest. Maker understands and believes that this transaction complies with the usury laws of Arizona; however, if any interest or other charges are ever deemed to exceed the maximum amount permitted by law, then: (i) the amount of interest or charges payable hereunder by Maker shall be reduced to the maximum amount permitted by law; and (ii) any excess amount previously collected from Maker which exceeded the maximum amount permitted by law will be credited against the outstanding principal indebtedness. If the principal indebtedness has already been paid, the excess amount paid will be refunded to Maker. If this paragraph becomes operative, the total unpaid balance shall, at the option of Payee, become immediately due and payable and shall bear interest at a maximum rate then permitted by the applicable usury laws until all the then obligations of this Note, as modified by this paragraph, are paid and performed in full. The acceleration provided in this paragraph may not be avoided by Maker and all parties liable to Payee on the Note, waiving any and all usury claims and defenses they then have.

                                SECTION FOURTEEN
                               TIME OF THE ESSENCE

     Time is of the essence of this Agreement.

                                 SECTION FIFTEEN
                      GOVERNING LAW, JURISDICTION AND VENUE

     The enforcement, performance, discharge, lack of performance and formation of this Agreement shall be governed by, and construed and enforced in accordance

Line of Credit Agreement between Dyna-Cam and Aztore
Effective Date April 30, 2001; page 14 of 17


with, the law of the State of Arizona, regardless of any applicable conflict-of-law rules to the contrary.

     The Maker and Lender also hereby:

     (A) irrevocably submit to the jurisdiction of the Superior Court of Maricopa County, State of Arizona, or any successor to said court, and to the jurisdiction of the United States District Court for the District of Arizona, or any successor to said court (hereinafter referred to as the "ARIZONA COURTS") for purposes of any suit, action or other proceeding which relates to the transactions contemplated in this Agreement;

     (B) to the extent permitted by applicable law, waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that they are not personally subject to the jurisdiction of the Arizona Courts; that the suit, action or proceeding is brought in an inconvenient forum; that the venue of the suit, action or proceeding is improper; or that this Agreement or any transaction provided for herein may not be enforced in or by the Arizona Courts; and

     (C) agree not to seek, and hereby waive, any collateral review by any other court, which may be called upon to enforce the judgment or any of the Arizona Courts, of the merits of any such suit, action or proceeding or the jurisdiction of said Arizona Court.

                                 SECTION SIXTEEN
                               ADDITIONAL ACTIONS

     Each party hereto agrees to do all acts and things and to make, execute, and deliver such written instruments and documents as shall from time to time be reasonably required to carry out the terms and provisions of this Agreement.

                                SECTION SEVENTEEN
                                 ATTORNEYS' FEES

     All attorneys' fees and costs of Lender related to the costs for the preparation of this Agreement and any of the other Loan Documents shall be paid by the Lender. However, in the event of any claim, controversy or dispute arising out of or relating to this Agreement, or the breach thereof, the prevailing party shall be entitled to recover reasonable attorneys' fees incurred in connection with any court proceeding set by the court sitting without a jury.

                                SECTION EIGHTEEN
                               REMEDIES CUMULATIVE

     The remedies of the parties hereto under this Agreement are cumulative and shall not exclude any other remedies to which any party may be lawfully entitled.

Line of Credit Agreement between Dyna-Cam and Aztore
Effective Date April 30, 2001; page 15 of 17


                                SECTION NINETEEN
                               COMPUTATION OF TIME

     Whenever the last day for the exercise of any privilege or discharge of any duty hereunder shall fall upon Saturday, Sunday or any public or legal holiday, whether under federal or state law, the party having such privilege or duty shall have until 5:00 p.m. (Pacific time) on the next succeeding regular business day to exercise such right or to discharge such duty.


                                 SECTION TWENTY
                                    AUTHORITY

     Any individual signing below on behalf of a corporation, partnership or other entity hereby personally represents that he or she has full authority to bind the party or parties on whose behalf he or she is signing.

                               SECTION TWENTY-ONE
                                ENTIRE AGREEMENT

     This Agreement, including the exhibits and schedules hereto, and the Loan Documents contain the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, express or implied, oral or written, among the parties with respect to such subject matter. The express terms of this Agreement shall control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Each of the exhibits and schedules hereto is incorporated herein by this reference and constitutes a part of this Agreement.

                               SECTION TWENTY-TWO
                                   TERMINOLOGY

     All captions, headings or titles in the paragraphs or sections of this Agreement are inserted for convenience of reference only and shall not constitute a part of this Agreement or a limitation of the scope of the particular paragraph or section to which they apply. All personal pronouns used in this Agreement, whether used in the masculine, feminine, or neuter gender, shall, where appropriate, include all other genders and the singular shall include the plural and vice versa.

                              SECTION TWENTY-THREE
                                     NOTICES

     All communications or notices required or permitted to be given or served under this Agreement shall be in writing and shall be deemed to have been duly given or made if: (a) delivered in person or by courier (e.g., Federal Express),
(b) deposited in the United States mail, postage prepaid, for mailing by certified or registered mail, return receipt requested, or (c) sent by facsimile and addressed to the intended recipient at the address and/or the facsimile number set forth below such party's signature at the end of this Agreement. All communications and notices shall be effective upon delivery in person or by

Line of Credit Agreement between Dyna-Cam and Aztore
Effective Date April 30, 2001; page 16 of 17


courier, three (3) days after being deposited in the United States mail or two
(2) business hours after being sent by facsimile. Any party may change his or her address and/or facsimile number by giving notice in writing, stating his or her new address and/or facsimile number, to all of the other parties in the foregoing manner. Copies of all notices to Secured Party shall also be sent to Christopher R. Kaup, Esq., Peskind Hymson & Goldstein P.C., 14646 North Kierland Boulevard, Suite 255, Scottsdale, Arizona 85254, facsimile: 480-443-8854.

                               SECTION TWENTY-FOUR
                             SUCCESSORS AND ASSIGNS

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective assigns, legal representatives, executors, heirs and successors, provided, however, that no party hereto shall have the right to assign any right hereunder or delegate any obligation hereunder, in whole or in part, without the prior written consent of the other parties hereto, and any attempt to do so shall be void.

                               SECTION TWENTY-FIVE
                                  COUNTERPARTS

     This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same agreement. This Agreement shall become binding when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.

     IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above,

LENDER                                       MAKER
Aztore Holdings, Inc.                        Dyna-Cam Engine Corporation

/s/ Michael S. Williams                      /s/ Jack E. Dahl
-----------------------------                -----------------------------------
By:  Michael S. Williams                     By:  Jack E. Dahl
Its:  President                              Its:  President

Line of Credit Agreement between Dyna-Cam and Aztore
Effective Date April 30, 2001; page 17 of 17


                                  EXHIBIT LIST

Exhibit A: Form of Secured Promissory Note

Exhibit B: Required Goals

Exhibit C: The Maker's Budget